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                              SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
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                                          FORM 8-K

                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported) February  10, 1997

                               ANTARES RESOURCES CORPORATION
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                   (Exact name of registrant as specified in its charter)

                                        NEW YORK
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                   (State or other jurisdiction of incorporation)

     0-3926                                      13-1950459
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(Commission File Number)                (IRS Employer Identification No.)

599 Lexington Avenue, 18th Floor, New York, New York            10022
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(Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code: (212) 308-8828
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Item 8.  Change in Fiscal Year
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     On February 10, 1997, the Board of Directors of the Registrant resolved to change its fiscal year end from its current fiscal year end of September 30 to December 31. The new fiscal year reflects that of its wholly-owned subsidiary, United Kina Brewing Group Limited, through which all of the Registrant's operations are controlled. The Registrant will file a report covering the transition period on Form 10-QSB, as required by Regulation
13A of the Securities Exchange Act of 1934.

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                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 19, 1997             ANTARES RESOURCES CORPORATION

                                     By: /s/ Scott G. Schiller
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                                         Scott G. Schiller
                                         President

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